united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management

investment companies

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	03/31

Date of reporting period:	03/31/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Absolute Core Strategy ETF (ABEQ)

NYSE Arca, Inc.

Annual Report
March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You will need to contact your financial intermediary to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Absolute Investment Advisers LLC
4 North Street, Suite 2
Hingham, MA 02043

Telephone: 1-833-CORE ETF (267-3383)

Absolute Core Strategy ETF
Management’s Discussion of Fund Performance (Unaudited)

The Absolute Core Equity ETF (“ABEQ”) launched on January 21, 2020. What shortly followed was one of the most volatile periods in US market history.

ABEQ took advantage of this volatility to make two changes to the portfolio. First, it deployed some cash that was being held as dry powder into equities that had sold off dramatically. Second, the portfolio rotated into higher quality companies that have strong balance sheets and the ability to manage through what is currently an uncertain economic environment.

From January 21, 2020 through March 31, 2020, ABEQ returned -19.44% versus -21.84% for the S&P 500 Index. Notably, ABEQ out-performed other value-oriented strategies by a solid margin during this period. From January 21, 2020 through March 31, 2020, the Russell 3000 Value Index declined 27.95%. Positive contributors for the Fund during the period included Barrick Gold, Diageo, and Starbucks. Detractors included Schlumberger, Enbridge, and Anheuser-Busch.

ABEQ continues to employ a disciplined investment strategy that the Fund’s Sub-Adviser, St James Investment Company, has utilized for over twenty years in private accounts. This strategy entails investing in a concentrated number of well researched companies that are trading below intrinsic value while maintaining a margin of safety. We believe that this selective, best ideas approach is currently well-suited to balance risks and returns going forward regardless of which direction broader markets trend.

1

Investment Results (Unaudited)

Total Returns(a)
(for the period ended March 31, 2020)

Since Inception January 21, 2020
Absolute Core Strategy ETF — NAV	-19.44%
Absolute Core Strategy ETF — Market	-19.16%
S&P 500 Total Return Index(b)	-21.84%

Expense Ratios(c)
Gross	1.27%
With Applicable Waivers	0.85%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Absolute Core Strategy ETF (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (833) 267-3383. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since ETFs are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV. For information on these differences, please visit www.absoluteadvisers.com

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower. Total returns for periods less than one year are not annualized.

(b)

S&P 500 Total Return Index (“Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated December 24, 2019, as amended January 17, 2020. Absolute Investment Advisers, LLC (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.85% through July 31, 2022. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years

2

Investment Results (Unaudited)(continued)

following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of March 31, 2020 can be found in the financial highlights.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (833) 267-3383.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Portfolio Illustration (Unaudited)

March 31, 2020

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Absolute Core Strategy ETF Holdings as of March 31, 2020(a)

(a)	As a percent of net assets.

The investment objective of the Absolute Core Strategy ETF (the “Fund”) is positive absolute returns.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, or an as exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

4

Absolute Core Strategy ETF
Schedule of Investments

March 31, 2020

	Shares	Fair Value
Common Stocks — 80.35%

Belgium — 1.83%
Consumer Staples — 1.83%
Anheuser-Busch InBev S.A./N.V. - ADR	9,183	$405,154

Total Belgium		405,154

Canada — 15.64%
Energy — 5.28%
Enbridge, Inc.	40,215	1,169,854

Financials — 3.33%
Brookfield Asset Management, Inc., Class A	16,650	736,763

Materials — 7.03%
Agnico Eagle Mines Ltd.	19,953	793,930
Barrick Gold Corporation	41,689	763,742
		1,557,672
Total Canada		3,464,289

France — 5.51%
Health Care — 5.51%
Sanofi - ADR	27,936	1,221,361

Total France		1,221,361

Switzerland — 3.07%
Consumer Staples — 1.28%
Nestlé S.A. - ADR	2,746	282,811

Industrials — 1.79%
ABB Ltd. - ADR	23,006	397,084

Total Switzerland		679,895

United Kingdom — 5.83%
Communication Services — 2.67%
Liberty Global plc(a)	37,581	590,397

Consumer Staples — 1.09%
Diageo plc - ADR	1,898	241,274

See accompanying notes which are an integral part of these financial statements.	5

Absolute Core Strategy ETF
Schedule of Investments (continued)

March 31, 2020

	Shares	Fair Value
Common Stocks — (continued)

United Kingdom — (continued)
Energy — 2.07%
Royal Dutch Shell plc, Class B - ADR	14,045	$458,710

Total United Kingdom		1,290,381

United States — 48.47%
Communication Services — 1.99%
Walt Disney Company (The)	4,571	441,559

Consumer Discretionary — 2.96%
Starbucks Corporation	5,399	354,931
TJX Companies, Inc. (The)	6,303	301,346
		656,277
Consumer Staples — 2.70%
Ingredion, Inc.	7,943	599,696

Financials — 13.92%
Berkshire Hathaway, Inc., Class B(a)	9,748	1,782,226
Loews Corporation	26,387	919,059
Travelers Companies, Inc. (The)	3,851	382,597
		3,083,882
Health Care — 8.92%
Cerner Corporation	11,247	708,449
CVS Health Corporation	17,954	1,065,211
Pfizer, Inc.	6,150	200,736
		1,974,396
Industrials — 3.10%
Expeditors International of Washington, Inc.	3,059	204,096
HD Supply Holdings, Inc.(a)	16,945	481,746
		685,842
Information Technology — 0.67%
Guidewire Software, Inc.(a)	1,884	149,420

Materials — 5.94%
Corteva, Inc.	25,887	608,345
DuPont de Nemours, Inc.	20,763	708,018
		1,316,363

6	See accompanying notes which are an integral part of these financial statements.

Absolute Core Strategy ETF
Schedule of Investments (continued)

March 31, 2020

	Shares	Fair Value
Common Stocks — (continued)

United States — (continued)
Real Estate — 4.03%
Equity Commonwealth(a)	19,125	$606,454
Howard Hughes Corporation (The)(a)	1,092	55,168
Simon Property Group, Inc.	4,198	230,302
		891,924
Utilities — 4.24%
Dominion Energy, Inc.	13,003	938,687

Total United States		10,738,046

TOTAL COMMON STOCKS
(Cost $19,970,513)		17,799,126

Exchange-Traded Funds — 6.16%

SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	14,892	1,364,554

TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,363,104)		1,364,554

Total Investments — 86.51%
(Cost $21,333,617)		19,163,680

Other Assets in Excess of Liabilities — 13.49%		2,987,178

Net Assets — 100.00%		$22,150,858

(a)	Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.	7

Absolute Core Strategy ETF
Statement of Assets and Liabilities

March 31, 2020

Assets
Investments in securities, at fair value (cost $21,333,617)	$19,163,680
Cash	2,005,211
Receivable for fund shares sold	3,538,637
Receivable for investments sold	683,056
Dividends receivable	17,293
Tax reclaims receivable	2,933
Receivable from the Adviser	17,694
Total Assets	25,428,504
Liabilities
Payable for investments purchased	3,238,940
Payable to Administrator	6,731
Other accrued expenses	31,975
Total Liabilities	3,277,646
Net Assets	$22,150,858
Net Assets consist of:
Paid-in capital	$25,037,624
Accumulated deficit	(2,886,766)
Net Assets	$22,150,858
Shares outstanding (unlimited number of shares authorized, no par value)	1,100,000
Net asset value per share	$20.14

8	See accompanying notes which are an integral part of these financial statements.

Absolute Core Strategy ETF
Statement of Operations

For the period ended March 31, 2020(a)

Investment Income
Dividend income (net of foreign taxes withheld of $4,831)	$44,521
Total investment income	44,521
Expenses
Audit and tax	17,600
Adviser	16,792
Administration and fund accounting	10,424
Chief Compliance Officer	5,396
Legal	4,450
Report printing	4,150
Trustee	4,087
Transfer agent	2,709
Custodian	2,500
Pricing	158
Miscellaneous	8,521
Total expenses	76,787
Fees waived by Adviser	(59,995)
Net operating expenses	16,792
Net investment income	27,729
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(744,527)
Foreign currency translations	(31)
Change in unrealized depreciation on:
Investment securities	(2,169,937)
Net realized and unrealized gain (loss) on investment securities and foreign currency translations	(2,914,495)
Net decrease in net assets resulting from operations	$(2,886,766)

(a)	For the period January 21, 2020 (commencement of operations) to March 31, 2020.

See accompanying notes which are an integral part of these financial statements.	9

Absolute Core Strategy ETF
Statement of Changes in Net Assets

For the Period Ended March 31, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$27,729
Net realized loss on investment securities and foreign currency translations	(744,558)
Change in unrealized depreciation on investment securities	(2,169,937)
Net decrease in net assets resulting from operations	(2,886,766)
Capital Transactions
Proceeds from shares sold	25,037,624
Net increase in net assets resulting from capital transactions	25,037,624
Total Increase in Net Assets	22,150,858
Net Assets
Beginning of period	—
End of period	$22,150,858
Share Transactions
Shares sold	1,100,000
Net increase in shares outstanding	1,100,000

(a)	For the period January 21, 2020 (commencement of operations) to March 31, 2020.

10	See accompanying notes which are an integral part of these financial statements.

Absolute Core Strategy ETF
Financial Highlights

(For a share outstanding during the period)

	For the Period Ended March 31, 2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income	0.03
Net realized and unrealized loss on investments	(4.89)
Total from investment operations	(4.86)
Net asset value, end of period	$20.14
Market price, end of period	$20.21
Total Return(b)	(19.44	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$22,151
Ratio of net expenses to average net assets	0.85	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	3.88	%(d)
Ratio of net investment income to average net assets	1.40	%(d)
Portfolio turnover rate(e)	30	%(c)

(a)	For the period January 21, 2020 (commencement of operations) to March 31, 2020.
(b)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.	11

Absolute Core Strategy ETF
Notes to the Financial Statements

March 31, 2020

NOTE 1. ORGANIZATION

Absolute Core Strategy ETF (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on August 20, 2019. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Absolute Investment Advisers LLC (the “Adviser”). The Adviser has retained St. James Investment Company, LLC (the “Sub-Adviser”) to serve as Sub-Adviser to the Fund. The investment objective of the Fund is to provide positive absolute returns.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds and ETFs that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds and ETFs, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of

12

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)

March 31, 2020

foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the period ended March 31, 2020, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates

13

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)

March 31, 2020

are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least semi-annually. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund. There were no reclassifications for the period ended March 31, 2020.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

14

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)

March 31, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, the Adviser and/or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser and/or Sub-Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser and/or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market

15

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)

March 31, 2020

in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser and/or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$17,799,126	$—	$—	$17,799,126
Exchange-Traded Funds	1,364,554	—	—	1,364,554
Total	$19,163,680	$—	$—	$19,163,680

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the period ended March 31, 2020, before the waiver described below, the Adviser earned a fee of $16,792 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s

16

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)

March 31, 2020

business) do not exceed 0.85% of the Fund’s average daily net assets through July 31, 2022. For the period ended March 31, 2020, the Adviser waived fees of $59,995. At March 31, 2020, the Adviser owed the Fund $17,694.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of March 31, 2020 the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable through
March 31, 2023	$59,995

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting and compliance services, including all regulatory reporting. For the period ended March 31, 2020, the Administrator earned fees of $10,424 for administration and fund accounting services and $5,396 for compliance services. At March 31, 2020, the Fund owed the Administrator $6,731 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Northern Lights Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor acts as the principal distributor of the Fund’s shares. The Administrator is the parent company of the Distributor. Certain officers of the Trust are members of management and/or employees of the Distributor or Administrator. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

17

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)

March 31, 2020

NOTE 5. INVESTMENT TRANSACTIONS

For the period ended March 31, 2020, purchases and sales of investment securities, excluding in-kind transactions and short-term investments, were $3,722,411 and $5,278,366, respectively.

For the period ended March 31, 2020, purchases for in-kind transactions were $23,634,100. There were no sales for in-kind transactions during the period ended March 31, 2020.

There were no purchases or sales of long-term U.S. government obligations during the period ended March 31, 2020.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statement of Changes in Net Assets. For the year ended March 31, 2020, the Fund received $2,500 and $0 in fixed fees and variable fees, respectively.

The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$200	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

18

Absolute Core Strategy ETF
Notes to the Financial Statements (continued)

March 31, 2020

NOTE 7. FEDERAL TAX INFORMATION

At March 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$72,119
Gross unrealized depreciation	(2,263,247)
Net unrealized depreciation on investments	$(2,191,128)
Tax cost of investments	$21,354,808

At March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$27,698
Unrealized depreciation on investments	(2,191,128)
Other accumulated losses	(723,336)
Total accumulated deficit	$(2,886,766)

The difference between book basis and tax basis accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $723,336.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s March 31, 2020 year-end tax returns.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders of Absolute Core Strategy ETF and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Absolute Core Strategy ETF (the “Fund”), a series of Unified Series Trust, as of March 31, 2020, and the related statement of operations and changes in net assets, including the related notes, and the financial highlights for the period January 21, 2020 (commencement of operations) through March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 28, 2020

20

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 21, 2020 (commencement of operations) through March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value January 21, 2020	Ending Account Value March 31, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
ABSOLUTE CORE STRATEGY ETF
Actual	$ 1,000.00	$ 805.00	$ 1.46	0.85%

Hypothetical(b)	$ 1,000.00	$ 1,020.76	$ 4.28(c)	0.85%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 70/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.
(c)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

21

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of 24 series.

22

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 957-0681 to request a copy of the SAI or to make shareholder inquiries.

23

Investment Advisory Agreement Approval (Unaudited)

The Absolute Core Strategy ETF (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, considered the approval of the Fund’s management agreement with its investment adviser, Absolute Investment Advisers LLC (“Absolute”) and the sub-advisory agreement between Absolute and St. James Investment Company, LLC (“St. James”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the management agreement and the sub-advisory agreement.

The Trustees held a teleconference on November 13, 2019 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Absolute and the sub-advisory agreement between Absolute and St. James. At the Trustees’ quarterly meeting held in November 2019 and a Special Meeting held on January 16, 2020, the Board interviewed certain executives of Absolute and St. James, including the Chief Compliance Officer for each firm. The Trustees recalled that they had previously interviewed certain other executives of both Absolute and St. James at the Trustees’ quarterly meeting held in August 2019, including the Portfolio Manager of the Fund. After discussion at the quarterly meeting in November 2019, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust, Absolute or St. James (the “Independent Trustees”), approved the management agreement between the Trust and Absolute and the sub-advisory agreement between Absolute and St. James for an initial period of two years, subject to satisfaction of certain contingencies with respect to finalizing compliance policies and procedures as needed for exchange traded funds. Such contingencies were satisfied and the Codes of Ethics for each of the Absolute, St. James and the Fund’s Distributor were approved in January 2020. The Trustees’ approval of the Fund’s management agreement and sub-advisory agreement was based on a consideration of all the information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)    The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Absolute and St. James would provide to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of St. James’ portfolio manager who would be responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Absolute and St. James who provide services to the Fund. They also considered whether the work of St. James is duplicative of Absolute, determining that the services are not duplicative and that each is responsible for a significant amount of work on behalf of the Fund. The Trustees

24

Investment Advisory Agreement Approval (Unaudited) (continued)

discussed the adviser and sub-adviser’s compliance policies and procedures with respect to regulatory changes for ETFs, and Mr. Wood provided assurances regarding his oversight and review of those compliance policies. They also considered the Trust’s revised and/or new compliance policies and procedures, and approve the compliance policies and procedures for Absolute, St. James, and other Fund service providers, with respect to exchange-traded funds (“ETFs”); they discussed in detail the policies and procedures that were provided with each firm’s CCO, the Trust CCO and Counsel. The Trustees concluded that Absolute and St. James both have adequate resources to provide satisfactory investment management services to the Fund and it was the consensus of the Trustees, including the Independent Trustees, that any contingencies they identified at the in-person meeting were satisfied. The Trustees each confirmed that nothing presented at the January meeting would have impacted or changed his or her approval of the management agreement and sub-advisory agreement at the November in-person meeting.

(ii)    Fund Performance. The Trustees next reviewed and discussed the performance of St. James’ separately managed account that has an investment strategy similar to that of the Fund. The Trustees also reviewed the performance of another mutual fund sub-advised by St. James. It was the consensus of the Trustees that it was reasonable to conclude that Absolute and St. James have the ability to manage the Fund successfully from a performance standpoint, taking into account the differences between an ETF and a mutual fund including the former’s create-redeem function.

(iii)    Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds, which indicated that the Fund’s proposed management fee is higher than the average and median for funds of comparable size in the Fund’s proposed Morningstar Large Blend category, but noted that after proposed fee waivers and expense reimbursements, the Fund’s net expense ratio would be lower than the average and median. The Trustees also considered a profitability analysis prepared by Absolute for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, neither Absolute nor St. James expects to earn a profit as a result of managing the Fund in its first two years of operations. The Trustees considered other potential benefits that Absolute or St. James may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, and noted Absolute’s and St. James’ representations that each do not intend to enter into soft dollar arrangements on behalf of the Fund. After considering the above information, the Trustees concluded that both the proposed management fee and the proposed sub-advisory fees for the Fund represent reasonable compensation in light of the nature and quality of the services that Absolute and St. James, respectively, propose to provide to the Fund, the fees paid by competitive mutual funds, and the anticipated lack of profitability of Absolute and St. James in providing services to the Fund.

25

Investment Advisory Agreement Approval (Unaudited) (continued)

(iv)    Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Absolute or St. James will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the anticipated size of the Fund in its first two years of operations, and Absolute’s anticipated lack of profitability in managing the Fund, it does not appear that Absolute or St. James will realize benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the management fee or sub-advisory fee should be considered at this time.

26

FACTS	WHAT DOES ABSOLUTE CORE STRATEGY ETF (THE “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (833) 267-3383

27

Who we are
Who is providing this notice?	Absolute Core Strategy ETF Northern Lights Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Absolute Investment Advisers, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

28

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Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (833) 267-3383 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,

Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Absolute Investment Advisers, LLC

4 North Street, Suite 2

Hingham, MA 02043

DISTRIBUTOR

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, Nebraska 68130

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

ADMINISTRATOR

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

DEAN FUNDS

Dean Small Cap Value Fund
Dean Mid Cap Value Fund

Annual Report

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Funds or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Funds or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (888) 899-8343. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

DEAN SMALL CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

The Dean Small Cap Value Fund returned -32.14% net of fees for the twelve months ended March 31st, 2020, compared with a -29.64% return for the Russell 2000 Value Index (the “Benchmark”) and a -23.99% return for the broader Russell 2000 Index.

Macro Factors Impacting Performance

The impact from the Coronavirus hit all corners of the market hard in the last quarter of this fiscal year. This included small cap stocks, as the Russell 2000 had its worst quarter since its inception with a loss of -30.60%. Value stocks fared even worse with the Russell 2000 Value Index losing -35.70%. Near the end of 2019, we were encouraged by a potential trend change in the market; where it looked like it was beginning to rotate away from high growth / high price momentum stocks and back towards value stocks, as well as away from large cap and towards small cap. This was predicated on the encouraging data points we were seeing where the economy appeared to be reaccelerating towards the end of 2019 into early 2020. However, the Coronavirus changed all of that and shifted the market back into the same mode it had been in for roughly the past three years: momentum and large cap growth stocks were favored once again.

The Coronavirus situation, and the global response to it, is an unprecedented event that has created enormous economic disruption. At this time, it is difficult to know the extent of the economic downturn and how it might impact various industries. We are monitoring the situation closely and assessing how the portfolio’s companies might be impacted by the shutdown as well as any offsets from fiscal and monetary stimulus. We would expect further volatility ahead as the world works its way through this pandemic.

Macro factors netted to a strong headwind this past fiscal year. For the third fiscal year in a row, growth stocks outperformed value stocks. This was a headwind for the portfolio as it is currently positioned with a greater bias toward stocks with lower valuations relative to the Benchmark. In addition, the portfolio suffered from high price momentum stocks outperforming low price momentum stocks in the period. Since we are price disciplined value investors, the small cap portfolio typically struggles to keep up when stocks with high price momentum perform better than stocks with low valuations. The portfolio did benefit from having companies with stronger balance sheets and higher profitability than the Benchmark; however, this benefit was not enough to offset the headwinds from momentum stocks outperforming value stocks.

DEAN SMALL CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

Sector Performance (best/worst relative to Benchmark)

The best performing sector relative to the Benchmark for the twelve-month period ended March 31, 2020 was Consumer Staples. The outperformance stemmed from both the portfolio’s overweight position relative to the Benchmark as well as better than Benchmark stock selection. The portfolio benefited from timely purchases of food processing companies as well as staples/grocery retailing companies during a bout of weakness in the Consumer Staples industry. All the purchases were “retreads;” meaning, stocks we had owned in the past that came back to within a relative valuation range that looked attractive to us once again.

The second-best performing sector relative to the Benchmark was Materials. The outperformance was due to better than Benchmark stock selection. For example, from the end of May 2019, to the short-term market high in early September, the price of gold rose more than 20%. This led the portfolio’s sole gold miner security to have strong outperformance. The Chemicals and Containers & Packaging industries also chipped in with solid performance this fiscal year. We took advantage of the outperformance of many of the Materials holdings by selling those that outperformed and redeploying the capital into new holdings.

The worst performing sector relative to the Benchmark for the last twelve months was Information Technology. The underperformance was due to subpar stock selection as well as the portfolio’s underweight stance relative to the Benchmark. Most of the underperformance came from the Hardware and Equipment industry as worries about an economic slowdown took a toll on some of the portfolio’s “chicken tech” names that tend to trade more like Industrials stocks. The remainder of the underperformance was due to lack of Semiconductor exposure. We took advantage of Tech sector weakness in the first quarter of 2020 to add weight in the Semiconductor industry, helping to reduce the portfolio’s underweight positioning in that industry with two high quality stocks.

The second worst performing sector relative to the Benchmark was Industrials. The underperformance stemmed from below Benchmark stock selection, especially in the Capital Goods industry. The Coronavirus related economic shutdown put pressure on cyclical stocks such as Capital Goods companies. We believe we own high quality companies that are experiencing transitory issues from the shutdown that should be able to weather the storm.

DEAN SMALL CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the fiscal year was AVX Corp (AVX). AVX is a global manufacturer, supplier, and reseller of a broad line of electronic components, interconnect, sensing and control devices, and related products. The company sells its products to the telecommunications, automotive, transportation, energy harvesting, consumer electronics, military/aerospace, medical, computer, and industrial markets. We liked that AVX is majority owned by Kyocera, a Japanese manufacturer of electronic components and licensing partner of AVX, which provided the company broader access and appeal to what became AVX’s largest geographical revenue segment, Asia, which also happens to be the industry’s driver of growth. A one-stop shop offering customers one of the broadest selections of components in the industry, AVX underperformed for much of 2019 due to over-supply concerns. In November 2019, Kyocera made an offer to acquire the remaining outstanding shares of AVX for $19.50/share, a ~30% premium to the price just prior to announcement. Shares ultimately traded around $20.50 that day, which was above the deal price. Kyocera’s offer price was in line with our estimate of AVX’s private market value of $20/share, reinforcing our confidence that our valuation techniques match reality in the private market. We took advantage of the situation and liquidated our position, as fair value had been fully realized.

The second largest contributing stock was Fresh Del Monte (FDP). FDP is one of the world’s leading vertically integrated producers of fresh cut fruit and vegetables, as well as a leading producer of prepared fruit and vegetables, juices, beverages, snacks, and desserts. It has the #1 market share of fresh pineapples worldwide, the #1 market share of fresh-cut fruit in the U.S., Canada, Japan, U.K., UAE & Saudi Arabia, and has the #3 market share in bananas worldwide. With its recent acquisition of the Mann Packing Company, it also gained #1 market share in various niche vegetable categories. FDP’s earnings have been under pressure the last three years on account of the banana market being in an oversupplied position as well as from rising logistics costs. We have continued to hold the position given the company’s strong market share in its business lines as well as its solid asset value that is derived from its ownership of its plantations and much of its logistics network. On September 23rd, it was announced that FDP would be entering the S&P SmallCap 600 Index. The day after the announcement, FDP’s stock price surged more than 20%. The large one-day price move closed nearly all of FDP’s relative valuation discount that we had determined using our estimate of normalized earnings power. Importantly, this price move was based on a nonfundamental factor, it was caused only from FDP being added to an index. Despite the earnings pressure, we continued to hold the position.

DEAN SMALL CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

The largest detracting stock in the period was RPC Inc (RES). RES provides pressure pumping, coiled tubing, downhole tools, and other oilfield products and services to U.S. onshore energy exploration and production customers. The pressure pumping market currently is oversupplied because of increasing efficiency by completion services providers. This is putting downward pressure on pricing and while RES is one of the best operators in the space, it is more exposed to spot prices for pressure pumping than others. The overall drop in oil prices and oil patch activity is also pressuring the entire Energy sector. However, stabilizing oil prices coupled with the resolution of Permian Basin takeaway capacity could provide near term market opportunities. With RES’s solid balance sheet, we believe it can ride out this down part of the pressure pumping cycle; and given its past excellent capital allocation record, it could also opportunistically take advantage of the industry’s weakness. The portfolio maintains a position in RES.

The second largest detracting stock was MTS Systems Corp (MTSC). MTSC is a leading supplier of test, simulation, and measurement systems. The test and simulations segment produces high performance test systems and motion simulators for research, product design, and manufacturing applications. The sensors segment produces precise measurement devices that improve product performance, optimize machine operation, and provide safer environments. MTSC has global exposure with roughly 1/3 of its business in the Americas, Europe, and Asia respectively, all places impacted by the Coronavirus lockdowns. It also has end market exposure to air traffic, autos, and amusement parks, which, once again, were all areas impacted by the Coronavirus, thus its stock price suffered during the market selloff. We feel MTSC is well positioned in a niche business where it is has a competitive advantage given its reputation and long-standing customer relationships. It also has secular tailwinds from changing regulatory environments, a move towards industrial automation, and increased use of advanced materials technology. The portfolio continues to hold a sizeable position in MTSC.

Current Positioning and Opportunities

The portfolio’s largest overweight sectors relative to the Benchmark are currently in the Industrials and Consumer Staples sectors. The largest underweight sectors relative to the Benchmark are currently in the Real Estate and Financial sectors. Throughout the most recent quarter, we added the most weight to the Information Technology and Consumer Staples sectors, while reducing the most weight in the Financials and

DEAN SMALL CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

Consumer Discretionary sectors. As always, these relative weights are a residual of our bottom up opportunities and not based on a top down macro call on the market or economy.

The Coronavirus situation, and the global response to it, is an unprecedented event that has created enormous economic disruption. At this time, it is difficult to know the extent of the economic downturn and how it might impact various industries. We are monitoring the situation closely and assessing how the portfolio’s companies might be impacted by the shutdown as well as any offsets from fiscal and monetary stimulus. We would expect further volatility ahead as the world works its way through this pandemic.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals. We are confident that a steadfast application of our proven and disciplined process should produce favorable results over time.

Thank you for your continued confidence in Dean.

DEAN SMALL CAP VALUE FUND
Performance Summary (Unaudited)

Average Annual Total Returns* (for the periods ended March 31, 2020)
	1 Year	5 Year	10 Year
Dean Small Cap Value Fund	(32.14)%	(3.69)%	4.53%
Russell 2000 Value Index**	(29.64)%	(2.42)%	4.79%
Russell 2000 Index**	(23.99)%	(0.25)%	6.90%

Total annual operating expenses, as disclosed in the Dean Small Cap Value Fund (the “Fund”) prospectus dated July 29, 2019, were 1.12% of the Fund’s average daily net assets. Additional information pertaining to the expense ratios as of March 31, 2020 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 899-8343.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Russell 2000 and Russell 2000 Value Indices are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. An individual cannot invest directly in an index or, the indices. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month end by calling (888) 899-8343.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

DEAN SMALL CAP VALUE FUND
Performance Summary (Unaudited) – (continued)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on March 31, 2010 and held through March 31, 2020.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the indices plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more

DEAN SMALL CAP VALUE FUND
Performance Summary (Unaudited) – (continued)

information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 899-8343.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month end by calling (888) 899-8343.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

DEAN MID CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited)

The Dean Mid Cap Value Fund (the “Fund”) returned -22.04% net of fees for the twelve months ended March 31st, 2020, compared with a -24.13% return for the Russell Midcap Value Index (the “Benchmark”) and a -18.31% return for the broader Russell Midcap Index.

Macro Factors Impacting Performance

The broad market factors driving the Fund’s performance can be summed up with the impacts of the Coronavirus in the final quarter of the fiscal year ended March 31, 2020. After broad market indexes reached an all-time high on February 19, 2020, fears of the Coronavirus taking hold in the United States sent markets tumbling over the following month. The inability of OPEC+ to come to terms on oil supply cuts and the promise to increase production in the face of weak demand added additional fear to the markets in early March, perpetuating the markets decline. After setting numerous trading records for the speed and volatility of the decline, markets found a footing in late March after a massive stimulus was approved by Congress in three different pieces of legislation. In addition, the Federal Reserve and US Treasury took actions to free the flow of credit, including cutting the Federal Reserve interest rate to zero.

The Coronavirus situation, and the global response to it, is an unprecedented event that has created enormous economic disruption. At this time, it is difficult to know the extent of the economic downturn and how it might impact various industries. We are monitoring the situation closely and assessing how the portfolio’s companies might be impacted by the shutdown as well as any offsets from fiscal and monetary stimulus. We would expect further volatility ahead as the world works its way through this pandemic.

In a volatile macroeconomic period, style factors played a large role in overall performance of the Fund. In periods of uncertainty, quality factors typically outperform as the stocks often have a narrower range of outcomes and the financial ability to weather the storm. The portfolio outperformed in part due to its focus on quality style factors including being overweight stocks with high profitability and underweight stocks with high leverage and volatility. As we have seen late in this economic cycle, large cap stocks outperformed small cap stocks, and growth stocks outperformed value stocks. We do not consider this an abnormal outcome as large cap stocks typically are better able to withstand financial turmoil due to their more diversified businesses and access to capital, and value stocks typically include companies with mature, cyclical businesses such as financial, real estate and industrial

DEAN MID CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

companies. Both the value and size factor were headwinds as the portfolio market capitalization was smaller than the Benchmark and held more value exposure in the second half of the year when the factor underperformed in the market selloff.

Sector Performance (best/worst relative to Benchmark)

The best performing sector relative to the Benchmark for the fiscal year ended March 31, 2020 was Financials. The Fund benefitted by being overweight the Insurance industry, which outperformed the sector and Benchmark, and underweight the Diversified Financials industry. Stock selection was also additive to performance with the Fund’s bank holdings outperforming the Financials sector. Midwestern regional banks Commerce Bancshares (CBSH) and UMB Financial (UMBF) held up relatively well versus others. Both banks are well capitalized and traditionally have had conservative underwriting processes, which helps protect the bank’s loan portfolio in periods of financial stress as seen in the Fund’s fiscal fourth quarter.

Information Technology was the second-best performing sector. With the Information Technology sector outperforming the Benchmark, the Fund’s overweight to the sector was beneficial to relative performance. The overweight to the Software & Services industry was the primary driver of outperformance as these stocks often tend to be less cyclical due to the critical business functions they address. Stock selection was also additive to performance with telecom solutions provider Amdocs (DOX), electronic automation design application software provider Synopsys (SNPS) and semiconductor testing solutions provider KLA Corp (KLAC) outperforming the overall sector.

The worst performing sector relative to the Benchmark for the fiscal year was Materials. The underperformance was driven by subpar stock selection. The Fund’s holdings were exposed to cyclical end markets that typically see steep declines in profitability in a recessionary environment. Packaging company Sealed Air (SEE), diversified chemical company Eastman Chemical (EMN) and steel products manufacturer Nucor (NUE) all underperformed the sector’s return. In addition, the Benchmark’s largest weighted stock in the Materials sector and overall, gold and minerals miner Newmont Corp (NWM), was up 31.6% for the year. Gold typically is viewed as a safe haven investment in recessionary times, leading the stock to significantly outperform the sector and Benchmark.

Communication Services was the second worst performing sector. Not owning Telecommunication Services stocks led to negative industry allocation within the sector. With their relatively stable earnings over a short period and high dividend

DEAN MID CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

yields, the industry typically holds up well at points of market turmoil as experienced this year. Stock selection was also negative as advertising holdings Omnicom (OMC) and Interpublic (IPG) underperformed. In recessionary times, advertising budgets are often an area of discretionary funds that are cut from corporate spending plans leading to high cyclicality in the industry. In addition, the Fund held theater operator Cinemark (CNK) early in the year but exited the name as the pipeline of movies, which drive traffic, disappointed.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing stock for the fiscal year was KLA Corp (KLAC). KLA Corp is the leading supplier of process control equipment to the Semiconductor industry, serving all major semiconductor manufacturers, and is the fifth-largest supplier of wafer fab equipment. KLAC tends to benefit the most in the early stages of new technology production as suppliers work to reduce costs and improve efficiency. As the complexity of chips increase, the need to analyze and test critical aspects of chip design and the manufacturing process are required. New technologies within 7nm/5nm Foundry/Logic and high layer count 3D NAND are driving capital spending within the company’s customer base. After an industry inventory correction in late 2018/early 2019, the company exceeded earnings expectations in its second quarter as the foundry business and China contribution were better than planned. In addition, the company held an analyst day in September, providing insights into expected future growth as well as issuing an additional $1B share buyback. While the weight has been reduced with the stock’s outperformance, the Fund continues to hold the stock.

Casey’s (CASY) was the second-best contributing stock. Casey’s operates convenience stores generally in small towns in 16 Midwestern states. Most stores are in Iowa, Missouri and Illinois. Gasoline accounts for 63% of sales but only 24% of gross profit. Grocery and other merchandise accounts for 25% of sales and 39% of profit with prepared food accounting for 12% of sales and 34% of profit. With its Midwestern and small-town focus, Casey’s has faced a headwind as farming economics have struggled with low commodity prices. In addition, Casey’s has struggled with rapidly growing operating expenses, leading the company to embark on the Value Creation Plan to improve margins closer to peers in 2018. After implementing portions of the plan, the company began gaining traction and seeing improved operating performance in mid-2019. The Fund exited the position in September as the stock move led to an expensive valuation.

DEAN MID CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

Energy sector fundamentals impacted the two largest detracting stocks for the fiscal year, which were oil focused exploration and production (E&P) companies. With the onset of the Coronavirus pandemic, oil demand rapidly declined as travel restrictions impacted many regions of the globe. A meeting of OPEC+ members in early March 2020 failed to yield the expected 10MBPD of supply cuts the market expected. With Russia failing to agree to supply cuts and the existing agreement to expire at the end of March, Saudi Arabia chose to start a price war, increasing production in the face of declining demand. The action shocked oil markets, leading to a decline in oil prices of nearly 67%, to approximately $21. With the drop in prices, oil production in the U.S. is non-economic. With the depleting nature of E&P company’s assets, the companies often operate at cash flow neutral and take on additional debt to fuel growth beyond cash flow. The rapid and severe decline in oil prices raised solvency issues for many E&P companies. At a minimum, the decline in cash flow required access to additional capital in order to fund capital programs and growth, which was in limited supply.

With oil fundamentals in disarray and the negative impacts to the company’s cash flow, Diamondback Energy (FANG) was the largest detractor to performance, and Noble Energy (NBL) was the second largest detractor to performance. The portfolio exited both holdings in early March and rolled the positions into larger market cap E&P, Pioneer Natural Resources (PXD).

Current Positioning and Opportunities

Ending the quarter, the portfolio’s largest overweight sectors relative to the Benchmark are the Industrials and Information Technology sectors. The largest underweight sectors relative to the Benchmark are the Real Estate and Utilities sectors. Throughout the most recent quarter, the portfolio’s position relative to the Benchmark increased the most in Consumer Discretionary and Information Technology while decreasing the most in Financials and Industrials. As always, these relative weights are a residual of our bottom up opportunities and not based on a top down macro call on the market or economy.

As mentioned, the Coronavirus situation is unprecedented and has created many economic uncertainties. Known is the fact that many governments have encouraged social distancing going as far as shutting down businesses, restricting travel and implementing stay-at-home orders for all but essential functions. The orders have resulted in skyrocketing unemployment as many businesses were closed. The world governments have stepped in with massive stimulus including increasing unemployment benefits, creating government lending programs, injecting liquidity

DEAN MID CAP VALUE FUND
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
(Unaudited) – (continued)

into the financial markets and lowering interest rates to name a few. While these actions have stabilized financial markets in the short-term, a lot of unknowns remain. These include when a vaccine will be available, will the virus have a resurgence as socials bans are lifted, will people go back to their “normal” routines, when will people go back to work, how many jobs have been permanently lost, and how much damage has the closure of the economy had on personal, business and government balance sheets. At this time, it is difficult to know the length, depth and breadth of how the coronavirus will impact economies for the long term. We continue to monitor the Fund considering new information daily and how this information may impact the Fund’s holdings. With so many unknowns, our expectation is increased volatility in the near term, as the world works through the impacts of the pandemic.

Thus, we will move forward cautiously, searching for opportunities where quality and a more predictable range of outcomes are available, trying to avoid excessive exposure to the downside if interventions are unable to stabilize the economy and markets. We are confident that our process of focusing on high quality companies selling at a discount to their long-term value should produce favorable results over time.

DEAN MID CAP VALUE FUND
Performance Summary (Unaudited)

Average Annual Total Returns* (for the periods ended March 31, 2020)
	1 Year	5 Year	10 Year
Dean Mid Cap Value Fund	(22.04)%	0.81%	5.55%
Russell Midcap Value Index**	(24.13)%	(0.76)%	7.22%
Russell Midcap Index**	(18.31)%	1.85%	8.77%

Effective March 31, 2011, the Fund changed its investment strategies from Large Cap Value to Mid Cap Value and also changed its benchmarks from the Russell 1000 Value Index to the Russell Midcap Value and Russell Midcap Indices. Performance prior to March 31, 2011 reflects the Fund’s Large Cap Value investment strategies and, as a result, the Fund’s 10-year return may vary substantially from those of the Midcap indices.

Total annual operating expenses, as disclosed in the Dean Mid Cap Value Fund (the “Fund”) prospectus dated July 29, 2019, and as supplemented dated November 26, 2019, were 1.25% of the Fund’s average daily net assets (0.85% after fee waivers/expense reimbursements by Dean Investment Associates, LLC (the “Adviser”)). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding portfolio transactions and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers) do not exceed 0.85% of the Fund’s average daily net assets through July 31, 2020. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. This expense limitation agreement may not be terminated prior to July 31, 2020, except by the Board of Trustees. Additional information pertaining to the expense ratios as of March 31, 2020 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 899-8343.

DEAN MID CAP VALUE FUND
Performance Summary (Unaudited) – (continued)

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

**

The Russell Midcap and Russell Midcap Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month end by calling (888) 899-8343.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

DEAN MID CAP VALUE FUND
Performance Summary (Unaudited) – (continued)

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Midcap Index and the Russell Midcap Value Index on March 31, 2010 and held through March 31, 2020.

The Russell Midcap Index and the Russell Midcap Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the indices; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the indices plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance

DEAN MID CAP VALUE FUND
Performance Summary (Unaudited) – (continued)

may be lower or higher than the performance data quoted. For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 899-8343.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month end by calling (888) 899-8343.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

DEAN SMALL CAP VALUE FUND HOLDINGS (Unaudited)

(a)	As a percent of total net assets.

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income. Portfolio holdings are subject to change.

DEAN MID CAP VALUE FUND HOLDINGS (Unaudited)

(a)	As a percent of total net assets.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income. Portfolio holdings are subject to change.

Portfolio Holdings (Unaudited)

Each Fund’s files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, or an as exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. Each Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS

March 31, 2020

COMMON STOCKS — 97.22%	Shares	Fair Value
Communication Services — 1.38%
John Wiley & Sons, Inc., Class A	83,290	$3,122,542

Consumer Discretionary — 8.62%
American Eagle Outfitters, Inc.	272,040	2,162,718
Bloomin’ Brands, Inc.(a)	121,670	868,724
Callaway Golf Company	167,635	1,713,230
Carriage Services, Inc.	80,295	1,296,764
Cooper Tire & Rubber Company	156,210	2,546,223
Flexsteel Industries, Inc.	109,724	1,202,575
Hooker Furniture Corporation	115,341	1,800,473
iRobot Corporation(a)	24,700	1,010,230
Movado Group, Inc.	184,560	2,181,499
Penske Automotive Group, Inc.	59,855	1,675,940
Ruth’s Hospitality Group, Inc.	124,547	831,974
TRI Pointe Group, Inc.(a)	254,180	2,229,159
		19,519,509
Consumer Staples — 8.87%
Andersons, Inc. (The)	175,685	3,294,094
BJ’s Wholesale Club Holdings, Inc.(a)	96,355	2,454,162
Cal-Maine Foods, Inc.	76,400	3,360,071
Hostess Brands, Inc.(a)	282,175	3,007,986
Sanderson Farms, Inc.	24,225	2,987,427
TreeHouse Foods, Inc.(a)	72,125	3,184,319
Weis Markets, Inc.	43,437	1,809,585
		20,097,644
Energy — 8.18%
Brigham Minerals, Inc.	381,775	3,157,279
Cactus, Inc., Class A	134,040	1,554,864
DHT Holdings, Inc.	448,865	3,442,794
Diamond S Shipping, Inc.(a)	286,060	3,378,369
Dril-Quip, Inc.(a)	89,785	2,738,443
Magnolia Oil & Gas Corporation(a)	631,060	2,524,240
RPC, Inc.	843,435	1,737,476
		18,533,465
Financials — 19.32%
American National Insurance Company	34,882	2,873,579
Argo Group International Holdings Ltd.	88,515	3,280,366

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS – (continued)

March 31, 2020

COMMON STOCKS — 97.22% - continued	Shares	Fair Value
Financials — 19.32% - continued
Bryn Mawr Bank Corporation	135,972	$3,858,885
Capitol Federal Financial, Inc.	161,700	1,877,337
First Financial Bancorp	199,122	2,968,909
FirstCash, Inc.	47,385	3,399,400
Houlihan Lokey, Inc.	65,660	3,422,199
Northwest Bancshares, Inc.	192,630	2,228,729
PJT Partners, Inc., Class A	72,920	3,163,999
ProAssurance Corporation	114,565	2,864,125
Safety Insurance Group, Inc.	40,380	3,409,283
Stewart Information Services Corporation	114,565	3,055,449
UMB Financial Corporation	87,250	4,046,655
Waterstone Financial, Inc.	145,955	2,122,186
White Mountains Insurance Group Ltd.	1,310	1,192,100
		43,763,201
Health Care — 3.17%
Magellan Health, Inc.(a)	49,640	2,388,180
National HealthCare Corporation	51,660	3,705,572
Owens & Minor, Inc.	118,350	1,082,903
		7,176,655
Industrials — 23.00%
Apogee Enterprises, Inc.	188,750	3,929,775
Argan, Inc.	175,830	6,078,443
Blue Bird Corporation(a)	266,680	2,914,812
EnPro Industries, Inc.	62,470	2,472,563
Forward Air Corporation	49,600	2,512,240
Heartland Express, Inc.	135,385	2,514,099
Hillenbrand, Inc.	150,241	2,871,106
John Bean Technologies Corporation	22,390	1,662,905
Knoll, Inc.	122,325	1,262,394
Korn Ferry	185,750	4,517,440
Mueller Water Products, Inc., Series A	200,465	1,605,725
MYR Group, Inc.(a)	141,880	3,715,837
Regal Beloit Corporation	48,135	3,030,098
Ryder System, Inc.	114,565	3,029,099
Terex Corporation	140,610	2,019,160
US Ecology, Inc.	68,960	2,096,384
Valmont Industries, Inc.	23,200	2,458,736

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS – (continued)

March 31, 2020

COMMON STOCKS — 97.22% - continued	Shares	Fair Value
Industrials — 23.00% - continued
WESCO International, Inc.(a)	150,317	$3,434,743
		52,125,559
Information Technology — 11.45%
Advanced Energy Industries, Inc.(a)	24,205	1,173,700
Cabot Microelectronics Corporation	30,615	3,494,397
Insight Enterprises, Inc.(a)	113,295	4,773,118
InterDigital, Inc.	140,340	6,263,374
Littelfuse, Inc.	21,850	2,915,227
MTS Systems Corporation	197,239	4,437,878
Vishay Intertechnology, Inc.	200,540	2,889,781
		25,947,475
Materials — 7.04%
Domtar Corporation	160,090	3,464,348
GCP Applied Technologies, Inc.(a)	172,915	3,077,887
Livent Corporation(a)	334,510	1,756,178
Sensient Technologies Corporation	87,335	3,799,946
Valvoline, Inc.	294,210	3,851,208
		15,949,567
Real Estate — 4.87%
Apple Hospitality REIT, Inc.	224,695	2,060,453
Columbia Property Trust, Inc.	327,700	4,096,249
Corepoint Lodging, Inc.	351,643	1,378,441
Equity Commonwealth	110,605	3,507,285
		11,042,428
Utilities — 1.32%
ALLETE, Inc.	49,365	2,995,468

Total Common Stocks (Cost $278,922,151)		220,273,513

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS – (continued)

March 31, 2020

MONEY MARKET FUNDS — 2.44%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.34%(b)	5,530,272	$5,530,272
Total Money Market Funds (Cost $5,530,272)		5,530,272
Total Investments — 99.66% (Cost $284,452,423)		225,803,785
Other Assets in Excess of Liabilities — 0.34%		760,170
NET ASSETS — 100.00%		$226,563,955

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2020.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS

March 31, 2020

COMMON STOCKS — 95.49%	Shares	Fair Value
Communication Services — 1.44%
Omnicom Group, Inc.	8,587	$471,426

Consumer Discretionary — 9.26%
Aptiv plc	8,196	403,571
Carter’s, Inc.	6,108	401,479
Darden Restaurants, Inc.(a)	4,148	225,900
Garmin Ltd.	6,792	509,128
Genuine Parts Company	7,510	505,648
Mohawk Industries, Inc.(a)	5,192	395,838
Polaris, Inc.	4,638	223,320
Ulta Beauty, Inc.(a)	2,058	361,591
		3,026,475
Consumer Staples — 7.42%
Conagra Brands, Inc.	27,297	800,893
J.M. Smucker Company (The)	5,487	609,057
Lamb Weston Holdings, Inc.	10,285	587,274
Sysco Corporation	9,341	426,230
		2,423,454
Energy — 1.27%
Pioneer Natural Resources Company	5,910	414,587

Financials — 15.95%
Ameriprise Financial, Inc.	5,159	528,695
Assurant, Inc.	4,506	469,030
Commerce Bancshares, Inc.	9,504	478,526
Globe Life, Inc.	8,718	627,434
Hanover Insurance Group, Inc. (The)	6,041	547,194
M&T Bank Corporation	4,669	482,915
Prosperity Bancshares, Inc.	6,432	310,344
Raymond James Financial, Inc.	8,326	526,203
Synchrony Financial	14,273	229,653
UMB Financial Corporation	10,419	483,233
W.R. Berkley Corporation	10,155	529,786
		5,213,013
Health Care — 10.44%
AmerisourceBergen Corporation	6,075	537,638
Encompass Health Corporation	10,122	648,111
PerkinElmer, Inc.	7,020	528,466

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS – (continued)

March 31, 2020

COMMON STOCKS — 95.49% - continued	Shares	Fair Value
Health Care — 10.44% - continued
Quest Diagnostics, Inc.	6,108	$490,472
Universal Health Services, Inc., Class B	6,008	595,273
Zimmer Biomet Holdings, Inc.	6,041	610,624
		3,410,584
Industrials — 15.40%
Allison Transmission Holdings, Inc.	15,542	506,825
Curtiss-Wright Corporation	5,028	464,637
Dover Corporation	5,714	479,633
Hubbell, Inc.	4,571	524,477
ITT, Inc.	11,787	534,658
Kansas City Southern	4,245	539,879
Masco Corporation	14,595	504,549
Patrick Industries, Inc.	16,750	471,680
Pentair plc	16,690	496,694
Republic Services, Inc.	6,761	507,481
		5,030,513
Information Technology — 11.39%
Amdocs Ltd.	9,044	497,149
Arrow Electronics, Inc.(a)	10,155	526,740
Broadridge Financial Solutions, Inc.	4,800	455,184
Euronet Worldwide, Inc.(a)	5,583	478,575
KLA Corporation	5,159	741,555
Littelfuse, Inc.	3,396	453,094
Science Applications International Corporation	7,608	567,784
		3,720,081
Materials — 7.25%
Avery Dennison Corporation	5,159	525,547
FMC Corporation	6,726	549,447
International Flavors & Fragrances, Inc.	6,041	616,665
Steel Dynamics, Inc.	20,375	459,253
Westlake Chemical Corporation	5,683	216,920
		2,367,832
Real Estate — 6.36%
Essex Property Trust, Inc.	3,331	733,619
Healthcare Trust of America, Inc., Class A	27,231	661,169
Highwoods Properties, Inc.	19,330	684,669
		2,079,457

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS – (continued)

March 31, 2020

COMMON STOCKS — 95.49% - continued	Shares	Fair Value
Utilities — 9.31%
Ameren Corporation	11,069	$806,155
Atmos Energy Corporation	7,347	729,043
CMS Energy Corporation	12,930	759,638
Pinnacle West Capital Corporation	9,861	747,365
		3,042,201
Total Common Stocks (Cost $33,404,993)		31,199,623

MONEY MARKET FUNDS — 2.87%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.34%(b)	937,176	937,176
Total Money Market Funds (Cost $937,176)		937,176
Total Investments — 98.36% (Cost $34,342,169)		32,136,799
Other Assets in Excess of Liabilities — 1.64%		536,254
NET ASSETS — 100.00%		$32,673,053

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2020.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2020

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Assets
Investments in securities at value (cost $284,452,423 and $34,342,169)	$225,803,785	$32,136,799
Receivable for fund shares sold	1,057,335	964
Receivable for investments sold	3,773,178	490,110
Dividends receivable	403,745	82,996
Prepaid expenses	14,184	13,944
Total Assets	231,052,227	32,724,813
Liabilities
Payable for investments purchased	3,783,803	—
Payable for fund shares redeemed	412,515	12,359
Payable to Adviser	170,976	8,744
Payable to Administrator	32,350	5,769
Other accrued expenses	88,628	24,888
Total Liabilities	4,488,272	51,760
Net Assets	$226,563,955	$32,673,053
Net Assets consist of:
Paid-in capital	331,570,107	39,297,089
Accumulated deficit	(105,006,152)	(6,624,036)
Net Assets	$226,563,955	$32,673,053
Shares outstanding (unlimited number of shares authorized, no par value)	24,492,231	2,290,623
Net asset value, offering and redemption price per share	$9.25	$14.26

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF OPERATIONS

For the year ended March 31, 2020

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Investment Income
Dividend income (net of foreign taxes withheld of $1,229 and $1,549)	$6,986,522	$958,310
Total investment income	6,986,522	958,310
Expenses
Adviser	2,754,960	379,179
Administration	211,109	40,662
Transfer agent	135,763	10,930
Report printing	94,158	6,752
Registration	56,119	25,795
Custodian	44,351	7,225
Fund accounting	40,881	14,504
Legal	22,295	22,295
Audit and tax preparation	17,600	17,600
Trustee	13,415	13,415
Compliance services	12,000	12,000
Insurance	8,103	3,677
Pricing	2,159	1,982
Miscellaneous	97,227	22,666
Total expenses	3,510,140	578,682
Fees waived by Adviser	—	(118,935)
Fees reduced by Administrator	—	(7,566)
Net operating expenses	3,510,140	452,181
Net investment income	3,476,382	506,129

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(37,519,889)	(1,796,029)
Net change in unrealized depreciation of investment securities	(59,597,988)	(8,398,175)
Net realized and change in unrealized loss on investments	(97,117,877)	(10,194,204)
Net decrease in net assets resulting from operations	$(93,641,495)	$(9,688,075)

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Dean Small Cap Value Fund		Dean Mid Cap Value Fund
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,476,382	$3,620,609	$506,129	$443,461
Net realized gain (loss) on investment securities transactions	(37,519,889)	(954,748)	(1,796,029)	372,179
Net change in unrealized appreciation (depreciation) of investment securities	(59,597,988)	(5,534,954)	(8,398,175)	449,340
Net increase (decrease) in net assets resulting from operations	(93,641,495)	(2,869,093)	(9,688,075)	1,264,980
Distributions to Shareholders From:
Earnings	(12,218,938)	(9,984,457)	(3,703,150)	(1,171,674)
Total distributions	(12,218,938)	(9,984,457)	(3,703,150)	(1,171,674)
Capital Transactions
Proceeds from shares sold	130,664,673	128,051,056	5,797,965	8,892,396
Reinvestment of distributions	11,590,761	9,477,489	3,633,596	1,152,532
Amount paid for shares redeemed	(131,008,885)	(153,679,579)	(5,256,253)	(2,342,190)
Net increase (decrease) in net assets resulting from capital transactions	11,246,564	(16,151,034)	4,175,308	7,702,738
Total Increase (Decrease) in Net Assets	(94,613,869)	(29,004,584)	(9,215,917)	7,796,044
Net Assets
Beginning of year	321,177,824	350,182,408	41,888,970	34,092,926
End of year	$226,563,955	$321,177,824	$32,673,053	$41,888,970
Share Transactions
Shares sold	10,726,584	8,821,738	284,677	453,935
Shares issued in reinvestment of distributions	806,594	707,804	179,083	61,765
Shares redeemed	(9,669,893)	(10,839,550)	(285,572)	(118,970)
Net increase (decrease) in shares outstanding	1,863,285	(1,310,008)	178,188	396,730

See accompanying notes which are an integral part of these financial statements.

DEAN SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Years ended
	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016
Selected Per Share Data:
Net asset value, beginning of year	$14.19	$14.63	$17.04	$14.32	$15.71
Investment operations:
Net investment income	0.16	0.15	0.12	0.19	0.11
Net realized and unrealized gain (loss)	(4.51)	(0.18)	0.19 (a)	3.20	(0.60)
Total from investment operations	(4.35)	(0.03)	0.31	3.39	(0.49)
Less distributions to shareholders from:
Net investment income	(0.19)	(0.20)	(0.11)	(0.18)	(0.03)
Net realized gains	(0.40)	(0.21)	(2.61)	(0.49)	(0.87)
Total distributions	(0.59)	(0.41)	(2.72)	(0.67)	(0.90)
Net asset value, end of year	$9.25	$14.19	$14.63	$17.04	$14.32

Total Return(b)	(32.14)%	(0.08)%	1.59%	23.67%	(2.73)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$226,564	$321,178	$350,182	$284,563	$198,450
Ratio of net expenses to average net assets	1.15%	1.12%	1.18%	1.15%	1.25%
Ratio of gross expenses to average net assets before waiver or recoupment	1.15%	1.12%	1.18%	1.15%	1.20%
Ratio of net investment income to average net assets	1.14%	1.04%	0.97%	1.36%	0.96%
Portfolio turnover rate	157%	120%	165%	154%	148%

(a)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

DEAN MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Years ended
	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016
Selected Per Share Data:
Net asset value, beginning of year	$19.83	$19.87	$18.92	$16.15	$15.83
Investment operations:
Net investment income	0.22	0.22	0.08	0.12	0.03
Net realized and unrealized gain (loss)	(4.08)	0.36	1.40	2.73	0.31
Total from investment operations	(3.86)	0.58	1.48	2.85	0.34
Less distributions to shareholders from:
Net investment income	(0.22)	(0.16)	(0.10)	(0.08)	(0.02)
Net realized gains	(1.49)	(0.46)	(0.43)	—	—
Total distributions	(1.71)	(0.62)	(0.53)	(0.08)	(0.02)
Net asset value, end of year	$14.26	$19.83	$19.87	$18.92	$16.15

Total Return(a)	(22.04)%	3.10%	7.79%	17.65%	2.17%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$32,673	$41,889	$34,093	$26,132	$17,313
Ratio of net expenses to average net assets	1.02%	1.10%	1.10%	1.10%	1.50%
Ratio of gross expenses to average net assets before waiver or recoupment	1.30%	1.40%	1.53%	1.76%	1.91%
Ratio of net investment income to average net assets	1.14%	1.20%	0.49%	0.75%	0.23%
Portfolio turnover rate	76%	46%	52%	57%	39%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS

March 31, 2020

NOTE 1. ORGANIZATION

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Funds are each a series of the Trust currently authorized by the Board. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds. DCM is an affiliate of the Adviser. The investment objective of each Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended March 31, 2020, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds. There were no reclassifications for the fiscal year ended March 31, 2020.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, a Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS –
continued

In accordance with the Trust’s valuation policies, the Adviser and/or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser and/or Sub-Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser and/or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser and/or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2020:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Small Cap Fund
Assets
Common Stocks(a)	$220,273,513	$—	$—	$220,273,513
Money Market Funds	5,530,272	—	—	5,530,272
Total	$225,803,785	$—	$—	$225,803,785

Mid Cap Fund
Assets
Common Stocks(a)	$31,199,623	$—	$—	$31,199,623
Money Market Funds	937,176	—	—	937,176
Total	$32,136,799	$—	$—	$32,136,799

(a)	Refer to Schedule of Investments for sector classifications.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund’s investments are managed by the Adviser pursuant to the terms of an advisory agreement with the Trust. The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis. The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreement for each Fund, the Adviser is entitled to an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% and 0.75% of the average daily net assets of the Small Cap Fund and Mid Cap Fund, respectively. Effective December 1, 2019, the Mid Cap Fund advisory fee rate changed from 0.90% to 0.75%. For the fiscal year ended March 31, 2020, the Adviser earned fees, before the waiver described below, of $2,754,960 and $379,179 from the Small Cap Fund and the Mid Cap Fund, respectively. At March 31, 2020, the Adviser was owed $170,976 from the Small Cap Fund and $8,744 from the Mid Cap Fund.

The Adviser has contractually agreed to waive its management fee and/or to reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers, and other expenses that the Trustees agree have not been incurred in the ordinary course of the Funds’ business), do not exceed 1.25% of the Small Cap Fund’s average daily net assets and 0.85% of the Mid Cap Fund’s average daily net assets (prior to December 1, 2019, the total annual operating expense limitation in effect for the the Mid Cap Fund was 1.10%).

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The contractual agreement with respect to each Fund is in place through July 31, 2020. For the fiscal year ended March 31, 2020, the Adviser waived fees of $118,935 for the Mid Cap Fund.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the applicable Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of March 31, 2020, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Mid Cap Fund no later than the dates stated below:

March 31, 2021	$93,991
March 31, 2022	85,295
March 31, 2023	118,935

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Funds with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended March 31, 2020, fees for administration, transfer agent, fund accounting, compliance services and fees voluntarily waived by the Administrator, and the amounts due to the Administrator at March 31, 2020 were as follows:

	Small Cap Fund	Mid Cap Fund
Administration	$211,109	$40,662
Fund accounting	40,881	14,504
Transfer agent	135,763	10,930
Compliance services	12,000	12,000
Ultimus waived fees	—	(7,566)
Payable to Administrator	32,350	5,769

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

not “interested persons” as defined in the 1940 Act. Each Trustee of the Trust receives annual compensation of $2,290 per fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,740 per fund from the Trust. Prior to January 1, 2020, these fees were $2,070 and $2,520 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2020, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Small Cap Fund	Mid Cap Fund
Purchases	$472,397,364	$33,598,060
Sales	461,731,124	32,248,102

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended March 31, 2020.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020

NOTE 6. FEDERAL TAX INFORMATION

At March 31, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Small Cap Fund	Mid Cap Fund
Gross unrealized appreciation	$5,009,783	$1,410,543
Gross unrealized depreciation	(88,039,822)	(3,662,046)
Net unrealized depreciation	$(83,030,039)	$(2,251,503)
Tax cost	$308,833,824	$34,388,302

The tax character of distributions paid for the fiscal years ended March 31, 2020 and March 31, 2019 were as follows:

	Small Cap Fund		Mid Cap Fund
	2020	2019	2020	2019
Distributions paid from:
Ordinary income(a)	$9,336,304	$6,060,609	$473,794	$295,836
Long-term capital gains	2,882,635	3,923,848	3,229,357	875,838
Total distributions paid	$12,218,939	$9,984,457	$3,703,151	$1,171,674

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At March 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Small Cap Fund	Mid Cap Fund
Undistributed ordinary income	$1,672,150	$244,923
Accumulated capital and other losses	(23,648,263)	(4,617,456)
Unrealized depreciation on investments	(83,030,039)	(2,251,503)
Total accumulated losses	$(105,006,152)	$(6,624,036)

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)

March 31, 2020

NOTE 6. FEDERAL TAX INFORMATION – continued

For the tax year ended March 31, 2020, the Small Cap Fund and Mid Cap Fund deferred post October qualified late year capital losses of $23,648,263 and $4,617,456, respectively.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of Dean Funds and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Funds comprising Dean Small Cap Value Fund and Dean Mid Cap Value Fund (the “Funds”), each a series of Unified Series Trust, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2007.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 28, 2020

SUMMARY OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

SUMMARY OF FUND EXPENSES (Unaudited) – (continued)

	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Expenses Paid During Period (a)	Annualized Expense Ratio
Dean Small Cap Value Fund
Actual	$ 1,000.00	$ 680.50	$ 4.87	1.16%
Hypothetical (b)	$ 1,000.00	$ 1,019.20	$ 5.85	1.16%

Dean Mid Cap Value Fund
Actual	$ 1,000.00	$ 730.60	$ 4.04	0.93%
Hypothetical (b)	$ 1,000.00	$ 1,020.33	$ 4.72	0.93%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

ADDITIONAL FEDERAL INCOME TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Qualified Dividend Income	84.01%	100.00%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Qualified Business Income	10.37%	—%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2019 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Dividends Received Deduction	88.48%	100.00%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

	Dean Small Cap Value Fund	Dean Mid Cap Value Fund
Long-Term Capital Gains Distributions	$2,882,635	$3,229,357

TRUSTEES AND OFFICERS (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 - present), a Donor Advised Fund.

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

TRUSTEES AND OFFICERS (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC (“Hippenstiel”) since 2008. Hippenstiel was registered as an investment adviser from 2008 to December 31, 2019.
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present).

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of 24 series.

TRUSTEES AND OFFICERS (Unaudited) – (continued)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Elisabeth A. Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Stephen L. Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

MANAGEMENT AGREEMENT RENEWALS (Unaudited)

The Dean Mid Cap Value Fund (the “Mid Cap Fund”) and the Dean Small Cap Value Fund (the “Small Cap Fund”) (together the “Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Funds and, as required by law, has considered the approval of the continuance of the Funds’ management agreements with its investment adviser, Dean Investment Associates, LLC (“DIA”) and the sub-advisory agreement between DIA and Dean Capital Management, LLC (“DCM”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreements and the sub-advisory agreement.

The Trustees held a teleconference on November 13, 2019 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and DIA, and the sub-advisory agreement between DIA and DCM. At the Trustees’ quarterly meeting held in November 2019, a sub-committee of the Board interviewed certain executives of DIA, including DIA’s Chief Compliance Officer, its President and its Chief Operating Officer. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust, DIA or DCM (the “Independent Trustees”), approved the continuance of the management agreements between the Trust and DIA, and the sub-advisory agreement between DIA and DCM, for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreements was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that DIA and DCM provide to the Funds, which include, but are not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The Trustees considered the qualifications and experience of DCM’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at DIA and DCM who provide services to the Funds. The Trustees also reviewed the services provided by DIA in its oversight of DCM, noting that the two investment advisers are affiliated. The Trustees considered that the work of DIA is not duplicative of DCM and that each is responsible for a significant amount of work on behalf of the Funds. The

MANAGEMENT AGREEMENT RENEWALS (Unaudited) – (continued)

Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by each of DIA and DCM to the Funds.

(ii)

Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended September 30, 2019. The Trustees observed that the Small Cap Fund had underperformed its primary benchmark, the Russell 2000 Value Index for the year-to-date, three-year, five-year and fifteen-year periods, but that it had outperformed its primary benchmark over both the one-year and ten-year periods. The Trustees noted that the Small Cap Fund had outperformed its Morningstar Small-Cap Value category over the year-to-date, one-year, five-year and ten-year periods, and that it had underperformed over the three-year and fifteen-year periods. The Trustees considered DIA and DCM’s explanation that, although the small cap value market has been the poorest performing market segment over the past ten years, they continue to see opportunities. The Trustees observed that the Mid Cap Fund had outperformed its primary benchmark, the Russell Midcap Value Index, and its Morningstar Mid-Cap Value category, over the year-to-date, one-year, three-year and five-year periods, but that it had underperformed over the ten-year and fifteen-year periods. The Trustees noted that the Mid Cap Fund changed its investment strategy from Large Cap Value to Mid Cap Value on March 11, 2011 and thus is approaching the ten-year anniversary of that change. The Trustees also noted that the Funds performed within a few basis points of DIA’s separately managed accounts that have similar investment strategies. The Trustees considered the Funds’ performance to be satisfactory.

(iii)

Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Small Cap Fund’s Morningstar Small-Cap category, which indicated that the Fund’s gross management fee is lower than the average but higher than the median for that group of funds. The fee and expense comparison indicated that the Fund’s net expenses are lower than both the median and average for that group of funds. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Mid Cap Fund’s Morningstar Mid-Cap Value category, which indicated that the Fund’s gross management fee is higher than the average and median for that group of funds. The fee and expense comparison indicated that the Fund’s net expenses are lower than the average and equal to the median for that group of funds. The Trustees discussed and considered both the management fee and the sub-advisory fee and noted that that the management fee for both Funds is lower than or equal to the management fee for DIA’s separately managed accounts for investments of up to $10 million. The

MANAGEMENT AGREEMENT RENEWALS (Unaudited) – (continued)

Trustees further noted that DIA had continued its expense limitation agreement for each Fund through July 31, 2020 and had lowered the expense limitation for the Mid Cap Fund effective December 1, 2019.

The Trustees also considered profitability analyses prepared by DIA and DCM for their management of each Fund, which indicated that, before the deduction of marketing expenses, DIA is earning a profit as a result of managing both the Mid Cap Fund and Small Cap Fund, but that after deduction of marketing expenses DIA is not earning a profit as a result of managing either Fund. The Trustees considered that DCM is earning a profit both before and after deduction of marketing expenses as a result of managing both the Mid Cap Fund and the Small Cap Fund. The Trustees determined that these profits for DIA and DCM were not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisers to mutual funds. The Trustees noted that this profitability analysis did not take into account the reductions in management fee, expense limitation and sub-advisory fee for the Mid Cap Fund, and the reduction in sub-advisory fee for the Small Cap Funds effective December 1, 2019.

The Trustees also considered other potential benefits that DIA or DCM may receive in connection with its management of the Funds, including third-party research obtained by soft dollars, which may be used to benefit the Funds along with DIA’s and DCM’s other advisory clients. After considering the above information, the Trustees concluded that the current management fee and sub-advisory fee for each Fund represent reasonable compensation in light of the nature and quality of DIA’s and DCM’s respective services to the Fund, the fees paid by competitive mutual funds, and the profitability of DIA’s and DCM’s services to the Fund.

(iv)

Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee for each Fund, the Trustees also considered the extent to which DIA and DCM will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Funds and DIA’s and DCM’s levels of profitability in managing the Funds, it does not appear that DIA or DCM is realizing benefits from economies of scale in managing the Funds to such an extent that breakpoints should be implemented at this time.

FACTS	WHAT DO DEAN FUNDS (THE “Funds”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances and account transactions

● transaction or loss history and purchase history

● checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 899-8343

Who we are
Who is providing this notice?	Dean Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● buy securities from us or sell securities to us

● make deposits or withdrawals from your account or provide account information

● give us your account information

● make a wire transfer

● tell us who receives the money

● tell us where to send the money

● show your government-issued ID

● show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Dean Investment Associates, LLC, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds don’t jointly market.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 899-8343 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (888) 899-8343 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,

Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Dean Investment Associates LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, Ohio. 45431

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

	The Dean Funds:	FY 2020	$26,600
		FY 2019	$26,000

	The Absolute Core Strategy ETF	FY 2020	$14,300

(b)	Audit-Related Fees

	The Dean Funds:	FY 2019	$0
		FY 2019	$0

	The Absolute Core Strategy ETF	FY 2020	$0

(c)	Tax Fees

	The Dean Funds:	FY 2020	$6,600
		FY 2019	$6,000

	The Absolute Core Strategy ETF	FY 2020	$3,300

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

	The Dean Funds:	FY 2020	$0
		FY 2019	$0

	The Absolute Core Strategy ETF	FY 2020	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)       During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
The Dean Funds:

FY 2020	$0	$0
FY 2019	$0	$0

The Absolute Core Strategy ETF
FY 2020	$0	$0

(h)       Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	5/28/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	5/28/2020

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	5/28/2020